Exhibit 32.1

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the amended Annual Report of UTEC, Inc., a Nevada corporation (the “Company”), on Form 10-K/A for the year ending December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Fortunato Villamagna, CEO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Fortunato Villamagna
Fortunato Villamagna, CEO
Dated: January 29, 2010

Exhibit 32.2

CERTIFICATION PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

(18 U.S.C. SECTION 1350)

In connection with the amended Annual Report of UTEC, Inc., a Nevada corporation (the “Company”), on Form 10-K/A for the year ending December 31, 2008, as filed with the Securities and Exchange Commission (the “Report”), I, Howard Bouch, CFO of the Company, certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that to my knowledge:

          (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

          (2) The information contained in the Report fairly presents, in all material respects, the financial condition and result of operations of the Company.

/s/ Howard Bouch________________________
Howard Bouch CFO
Dated: January 29, 2010